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                                                                    Exhibit 10.8

                                  FULL RECOURSE
               SECOND AMENDED AND RESTATED SECURED PROMISSORY NOTE

$1,950,000                                             San Francisco, California
                                                             As of July 21, 2002


      For value received, the undersigned promises to pay to Critical Path, Inc., a California corporation (the "Company"), in immediately available funds and in the lawful currency of the United States of America at its offices located at 350 The Embarcadero, San Francisco, California 94105-1204 or at such other location as the Company or any other holder hereof may designate from time to time the principal sum of $1,950,000, together with interest on said sum accruing from February 12, 2002 until such principal sum has been repaid in full at a rate of 6.75% per annum, compounded annually (calculated based on a year of 365/366 days, as applicable).

      1.    PAYMENTS AND PREPAYMENTS.

      (a) Principal and Interest Payments. Except as otherwise provided herein, all outstanding principal and interest on this Note shall be due and payable in full on June 30, 2005. Interest shall accrue annually until paid in full (and shall include interest that has accrued through the date immediately before February 12, 2002 at the rate of 6.75% per annum on the $1,500,000 that the Company previously loaned to the undersigned pursuant to that certain Promissory Note, dated August 13, 2001, duly executed by the undersigned in favor of the Company) (such Promissory Note, the "Original Note").

      (b) Default Interest. Upon the occurrence and during the continuance of an Event of Default (as defined herein), the undersigned shall pay interest on all amounts outstanding under this Note at a rate of 8.75% per annum (calculated based on a year of 365/366 days, as applicable).

      (c) Optional Prepayments. The undersigned may, at his option and without penalty, prepay the principal amount of this Note in whole or in part upon five
(5) business days' notice to the Company.

      (d) Mandatory Prepayments. Immediately upon the undersigned's voluntary or involuntary exercise of all or any portion of the undersigned's stock options to purchase common shares of the Company's stock as described below, the undersigned shall prepay the obligations hereunder in an aggregate principal amount equal to 100% of the Net Proceeds obtained as a result of such exercise. For purposes of this Note, "Net Proceeds" means the aggregate sales price received by the undersigned from such exercise less the sum of (i) the option exercise price, (ii) federal and state income and employment taxes payable on such amounts and (iii) the actual amount of the reasonable broker fees and commissions payable to unrelated third parties in connection with such exercise.

      (e) Other Payment Terms. Subject to Subparagraph 1(d), all payments made by the undersigned under this Note shall be applied first to any costs, expenses and charges then



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payable by the undersigned hereunder, second to accrued interest then due (if any), and then to outstanding principal. Whenever any payment due hereunder shall fall due on a day which is not a business day, such payment shall be made on the next succeeding business day.

      2.    SECURITY.

      (a) Reaffirmation of Security Interest. As security for the timely payment and performance of the undersigned's obligations under this Note, the undersigned hereby reaffirms its pledge and grant to the Company of a first priority perfected security interest in all of the undersigned's right, title and interest, whether now owned or hereafter acquired, in and to (i) the undersigned's stock options to purchase common shares of the Company's stock,
(ii) the shares of the Company's common stock acquired pursuant to such option exercises and (iii) the proceeds thereof (collectively, the "Collateral"). Such Collateral shall be held by the Company as secured party until full repayment of all principal and interest arising under this Note. The undersigned further acknowledges and agrees that the common shares underlying such stock options are subject to the security interest granted under this Subparagraph (a).

      (b) Continued Perfection of the Security Interest. The undersigned agrees to take all actions reasonably requested by the Company and reasonably necessary to perfect, to continue the perfection of, and to otherwise give notice of, the security interest re-affirmed and granted hereunder, including, but not limited to, (i) authorizing the Company to file UCC-1 financing statements against the undersigned describing the Collateral with the Secretary of State of the State of California and (ii) authorizing the Company to record in its books and records the existence of such security interest and that the Company has the right to originate instructions with respect to such portion of the Collateral that constitutes a "security entitlement"(as defined in Division 8 of the UCC) without further consent by the undersigned in accordance with
Section 8106 of the UCC.

      (c) Power of Attorney. In connection with the foregoing security interest, the undersigned hereby reaffirms its grant to the Company of an irrevocable Power of Attorney, by re-executing the Power of Attorney form attached hereto as Exhibit 1.

      (d) Covenant. The undersigned covenants that he shall provide the Company with 10 business days advance written notice of the undersigned's intention to file for protection under the federal bankruptcy laws or any other proceeding under any other laws relating to bankruptcy, insolvency, reorganization, arrangement, debt adjustment or debtor relief.

      3.    DEFAULT.

      (a) Optional Acceleration. The Company may declare all amounts outstanding under this Note immediately due and payable in full upon the occurrence of any of the following:

                  (i) The failure of the undersigned to make any payment of principal required under this Note when due and such failure shall have continued for more than ten (10) days after receipt by the undersigned of written notice thereof from the Company (it being expressly understood by the Company that the failure of



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            the undersigned to pay interest annually before the maturity date hereof shall not constitute a default hereunder); or

                  (ii) (A) The failure of the undersigned to perform, keep or observe any of its covenants, conditions, promises, agreements or obligations set forth in this Note or (B) the occurrence of a material breach by the undersigned of the second sentence in section 3(b) under that certain Separation Agreement and Mutual Release entered into as of July 21, 2002 (the "Separation Agreement") or (C) the occurrence of a material breach by the undersigned of sections 18(d) or 19 in the Separation Agreement or (D) the occurrence of a material breach by the undersigned of paragraph 1 in Exhibit A to the Separation Agreement or of undersigned's failure to comply with his five business days advance notice obligation to the Company specified under paragraph 6 in such Exhibit A, and in any case such failure shall have continued for more than ten (10) days after receipt by the undersigned of written notice thereof from the Company. Any declaration of a default (and any resulting act of foreclosure) by the Company under this subparagraph shall be subject to review under the arbitration provisions provided under the Separation Agreement.

            (b) Automatic Acceleration. All amounts outstanding under this Note shall be immediately due and payable in full, without demand or notice of any kind, upon the occurrence of any of the following:

                  (i) The commencement by or against the undersigned of any case under the federal bankruptcy laws or any other proceeding under any other laws relating to bankruptcy, insolvency, reorganization, arrangement, debt adjustment or debtor relief unless in the case of a case brought against the undersigned such case is dismissed within 90 days;

                  (ii) Any assignment by the undersigned for the benefit of its creditors; or

                  (iii) The appointment for a period of more than 90 days of a receiver, trustee, custodian or similar official for all or substantially all of the undersigned's property or assets.

            (c) Remedies. Upon the occurrence of any one or more of the events described in Subparagraphs (a) and (b) above (each an "Event of Default"), the Company shall have the right, with or without notice to the undersigned, as to any or all of the Collateral, by any available judicial procedure, or without judicial process (provided, however, that it is in compliance with the California Uniform Commercial Code (the "UCC")), to exercise any and all rights afforded to a secured party under the UCC or other applicable law including but not limited to the rights of the Company set forth in subsection 2(a) hereof. All of the Company's rights and remedies with respect to the Collateral, whether established hereby or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.



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      4.    MISCELLANEOUS. This Note shall inure to the benefit of the Company's successors and beneficiaries. If any amounts owing under this Note are not paid when due, the undersigned shall pay all costs and expenses, including reasonable attorneys' fees, incurred by the Company in the collection or enforcement of this Note. To the extent permitted by law, the undersigned waives diligence, presentment, demand, notice of nonpayment, protest, notice of protest and notice of every kind. This Note shall be governed by and construed in accordance with the laws of the State of California. Paragraph and subparagraph headings in this Note are for convenience of reference only and are not part of the substance hereof. This Note amends and restates in its entirety that certain Full Recourse Amended and Restated Promissory Note, dated as of February 12, 2002, duly executed by the undersigned in favor of the Company and shall become effective upon the effectiveness of the Separation Agreement.


                                                /s/ David C. Hayden
                                          ______________________________________
                                                    David C. Hayden



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                           EXHIBIT 1 TO FULL RECOURSE
               SECOND AMENDED AND RESTATED SECURED PROMISSORY NOTE

                                POWER OF ATTORNEY

      This Power of Attorney is executed and delivered by David C. Hayden ("Grantor") to Critical Path, Inc., a California corporation (hereinafter referred to as "Attorney"), under that certain Full Recourse Second Amended and Restated Secured Promissory Note, dated as of July 21, 2002 (the "Restated Note"), and other related documents (the "Loan Documents"). No person to whom this Power of Attorney is presented, as authority for Attorney to take any action or actions contemplated hereby, shall be required to inquire into or seek confirmation from Grantor as to the authority of Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority to take and perform the actions contemplated herein, and Grantor irrevocable waives any right to commence any suit or action, in law or equity, against any person or entity which acts in reliance upon or acknowledges the authority granted under this Power of Attorney. The Power of Attorney granted hereby is coupled with an interest, and may not be revoked or canceled by Grantor without Attorney's written consent.

      Grantor hereby irrevocably constitutes and appoints Attorney (and all officers, employees or agents designated by Attorney), with full power of substitution, as Grantor's true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Grantor and in the name of Grantor or in its own name, from time to time in Attorney's discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of the Loan Documents and, without limiting the generality of the foregoing, Grantor hereby grants to Attorney the power and right, on behalf of Grantor, without notice to or assent by Grantor, and at any time after a default pursuant to Section 3 of the Restated Note, to do the following: (a) (i) cancel any portion or all of Grantor's stock options (in order to apply the difference between the then-fair market value of the underlying shares and the aggregate option exercise price to satisfy any liability Grantor may owe to Attorney (even if such liability is not then currently due) and/or (ii) exercise any portion or all of Grantor's options (including any options that may be awarded to Grantor in the future) to purchase shares of Attorney's common stock and to hold, retire, collect, sell or dispose of the shares (or the proceeds of such shares) acquired pursuant to such option exercises to satisfy any liability Grantor may owe to Attorney (even if such liability is not then currently due); (b) pay or discharge any taxes, liens, security interests, or other encumbrances levied or placed on or threatened against Grantor or its property; (c) defend any suit, action or proceeding brought against Grantor if Grantor does not defend such suit, action or proceeding; (d) to file such financing statements with respect to any security agreement, with or without Grantor's signature, or to file a photocopy of any security agreement in substitution for a financing statement, as Attorney may deem appropriate and to execute in Grantor's name such financing statements and amendments thereto and continuation statements which may require Grantor's signature; and (e) execute, in connection with any sale provided for in any Loan Document, any endorsements, assignments or other instruments of conveyance or transfer with respect to the collateral and to otherwise direct such sale or resale, all as though Attorney were the absolute owner of the property of Grantor for all purposes, and to do, at Attorney's option and Grantor's expense, at



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any time or from time to time, all acts and other things that Attorney reasonably deems necessary to perfect, preserve, or realize upon Grantor's property or assets and Attorney's liens thereon, all as fully and effectively as Grantor might do. Grantor hereby ratifies, to the extent permitted by law, all that said Attorney shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, this Power of Attorney is executed by Grantor this 21st day of July 2002.


                                          "GRANTOR"

                                          DAVID C. HAYDEN


                                          /s/ David Hayden
                                          ______________________________________



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